EXHIBIT 99.1
                  SUMMARY OF TERMS OF CONSENSUAL RESTRUCTURING
                               (THE "TERM SHEET")

1. PARTIES:

          + Unison  HealthCare  Corporation  and  subsidiaries  (including  the
            BritWill entities in Chapter 11) (collectively "UNISON").

          + Members  of the Ad Hoc  Committee  Of  Holders  Of: (1) The 12 1/4 %
            Senior Notes Due 2006 ("Notes"); and (2) The 13% Senior Notes Due 1999 (the "Senior Notes") (the "COMMITTEE") whose names appear on the signature pages hereof (the "COMMITTEE MEMBERS").

          + Omega HealthCare Investors, Inc. ("OMEGA").

2.       OPERATIVE TERMS:

         2.1 TERMS RELATING TO OMEGA. Unless otherwise stated in this Term Sheet, the terms agreeable to Unison, Omega and the Committee relating to Omega and the treatment of its claims and leases and the terms relating to corporate governance and fees and expenses are set forth in the document entitled "SUMMARY OF TERMS FOR CONSENSUAL OMEGA/NOTEHOLDER RESTRUCTURING" dated May 26, 1998 (the "Omega Term Sheet"), which is attached hereto as Attachment "1" and is by this reference incorporated herein. Except as specifically set forth in this Term Sheet (including paragraph 2.3(c)), the Omega Term Sheet shall control. The following terms in the Omega Term Sheet are modified:

                  (a) GLOBAL MASTER LESSEE. In place of bankruptcy remote entities as set forth on page 3 of the Omega Term Sheet, the lessees may be the existing lessees under one Global Master Lease with all the lessees being joint lessees who are jointly and severally liable with respect to the obligations thereunder. The Bankruptcy Court shall make findings of fact and conclusions of law in the confirmation order referenced in subparagraph 2.8(a), below, including, without limitation, the following: (i) the Global Master Lease is a true lease and not any type of financing or joint venture device; (ii) the Global Master Lease is for all of the properties subject to the lease and may not be severed; (iii) there is fair and adequate consideration under any fraudulent conveyance or transfer statutes for each of the lessee parties to be jointly and severally liable for all of the obligations of the other lessees under the Global Master Lease and for the obligations of Unison and BHC (if it continues to exist) and for the guarantees to be executed or reaffirmed by Unison and BHC (if it continues to exist); and (iv) the Global Master Lease and the guarantees to be executed or reaffirmed by Unison and BHC (if it continues to exist) are made in good faith and not with any actual intent to hinder, delay or defraud either present or future creditors of any lessee under the Global Master Lease, or otherwise.

                  (b) COVENANTS. The reference to "EBITARM" on page 4 of the Omega Term Sheet shall be changed to "EBITDARM" (i.e. shall include
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         depreciation in the calculation). The calculation of EBITDARM shall not include the contingent liability based on the New Guarantee referenced in subparagraph (d)(i), below.

                  (c) INDIANA RETURNED FACILITIES. Notwithstanding the reference to "partial compensation" on page 5 of the Omega Term Sheet under "Treatment Of Facilities," as to Unison the claim and treatment thereof is in full satisfaction of Unison's obligations with respect to the Indiana Returned Facilities. However, Omega will retain (even if it results in additional indemnification or subrogation claims against Unison) (subject to paragraph 2.1(d) below): (i) all of its claims against Bruce H. Whitehead, Whitehead Family Investments, Ltd., Texas, Limited Partnership, BritWill Investments Corporation and BritWill Investments-Texas, Ltd. and all affiliates of the foregoing
         (collectively, "Whitehead and Affiliates"); (ii) all claims that amounts owing to Whitehead and Affiliates are subordinated to payment in full of amounts owing to Omega (except as specifically provided in paragraph 2.3(c), below); and (iii) all claims that amounts owing to Whitehead and Affiliates should be paid to Omega until Omega is paid in full (except as specifically provided for in paragraph 2.3(c), below).

                  (d) NON-SETTLEMENT WITH BRIT-TEXAS AND MR. WHITEHEAD. If at or after confirmation: (i) Brit-Texas settles with Omega or is otherwise willing to transfer to Omega its fee and leasehold interests in the Brit-Texas Facilities (other than the Hasmark Facilities if Omega has been paid $1 million with respect to the Hasmark Facilities as contemplated on page 7 of the Omega Term Sheet), free and clear of liens and underlying encumbrances except for customary permitted exceptions and other than the underlying leases on the leasehold Facilities; (ii) Colonial Pines, West Place and South Place remain fully licensed and operational; (iii) the Brit-Texas Facilities (other than the Hasmark Facilities if Omega has been paid the $1 million as set forth above) are added to the Global Master Lease on the terms set forth in the Omega Term Sheet; (iv) Omega is reimbursed for its reasonable legal fees and costs after execution of this Agreement by all parties in pursuing Whitehead and Affiliates (which shall not exceed $250,000.00 without Unison's consent); and (v) Unison is otherwise current in its obligations to Omega, then Unison and the Committee shall have full power to cause Omega to grant a full release to Whitehead and Affiliates except for any continuing obligations of Brit-Texas and/or Whitehead under any settlement between Brit-Texas and Omega or under any conveyance documents given by Brit-Texas to Omega. Unless otherwise ordered by a court of law, and except as specifically provided for in paragraphs 2.3(c) and (d), below, Unison will abide by the subordination provisions contained in the agreements with Whitehead and Affiliates, and will not pay any money to Whitehead and/or Affiliates until the Brit-Texas obligation to Omega is paid in full.

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                           (i) NEW GUARANTEE. On the effective date of the Plan,
                  Unison HealthCare Corporation and BritWill Investments II, Inc. (the "Guarantors") shall execute a new absolute and unconditional guarantee of payment to supersede and replace any and all of their existing guarantees of certain Brit Texas obligations (the "New Guarantee"). The aggregate liability of the Guarantors under the New Guarantee shall be in the amount of up to $3 million (plus interest after default thereon and costs of collection on the New Guarantee), and shall be secured by the leasehold mortgages on the Indiana retained facilities, the security deposits to be provided under the Global Master Lease, and a junior lien on accounts receivable generated by the facilities under the Global Master Lease. The New Guarantee shall not be cross-defaulted with either the Global Master Lease or other obligations of Unison to Omega under the Plan. If the New Guarantee is called upon, any amounts thereunder will be payable on a four (4) year, fully amortizing basis with no interest. Unison (and Reorganized Unison) shall retain any and all rights of subrogation, contribution, reimbursement and/or offset with respect to Whitehead and Affiliates relating to the New Guarantee and any of the obligations to Omega covered thereby.

                  (e) HASMARK FACILITIES. Provided that Omega has been paid $1 million with respect to the Hasmark Facilities as contemplated as part of the payments described on page 7 of the Omega Term Sheet, Omega shall, if it acquires fee and leasehold interests in the Hasmark Facilities, promptly quit claim its interest (without any representation in those Facilities to Unison or its assignee. Unison acknowledges that the amount, if any, which Omega will bid at any foreclosure sale with respect to the Hasmark Facilities is solely within the discretion of Omega, and that Omega may not acquire fee or leasehold interests to the Hasmark Facilities. If Omega for any reason does not acquire fee and leasehold interests in the Hasmark Facilities, Omega will have no obligations under this subsection.

                  (f) TREATMENT OF EXISTING NOTEHOLDERS. Notwithstanding page 7 of the Omega Term Sheet, the treatment of the Senior Notes and Notes shall be as set forth in this Term Sheet.

                  (g) STANDSTILL. Provided Unison is paying rent or escrowing or otherwise interpleading rent with respect to the facilities currently leased or subleased from BritWill Investments Texas, Ltd., and paying rent on the facilities leased from Omega, the Standstill provisions set forth in subparagraph (iii) on page 8 of the Omega Term Sheet shall be deemed satisfied. Moreover, the Standstill shall terminate upon the appointment of a trustee, conversion of the case to a case under Chapter 7, or dismissal of the case.

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         2.2 RELATED PARTY CREDITOR CLAIMS. Whitehead and Affiliates, as well as
David A. Kremser, Elk Meadow Investments, LLC, Bruce E. Kremser, Michael P. Kremser, Stanley A. Kremser, Holly M. Kremser and John Filkowski (collectively "Kremser and Affiliates," and together with Whitehead and Affiliates, the "Related Party Creditors) assert certain claims against Unison resulting from, among other things, the acquisition by Unison (or its predecessors) of entities owned or controlled by the Related Party Creditors totaling, in the aggregate, approximately $18 million (the "Related Party Creditor Claims"). These claims are dealt with in paragraph 2.3(d), below. 1

         2.3 RESTRUCTURING OF UNSECURED OBLIGATIONS.

                  (a) EXTENT OF UNSECURED CLAIMS. Unison anticipates it has the following unsecured debt: (i) the Senior Notes of approximately $20.8 million; (ii) the Notes of approximately $106 million; (iii) general unsecured trade claims anticipated to be approximately $4.5 million;
         (iv) anticipated lease rejection and other claims of approximately $2 million; (v) an IRS audit claim (believed to be non-priority) resulting from the Signature acquisition of approximately $1.4 million; 2 (vi) BritWill related unsecured claims of approximately $2.4 million (items
         (iii) through (vi) are collectively referred to as "GUC"). These amounts represent Unison's good faith estimate and actual allowed claims may be different.

                  (b) INTERCREDITOR RIGHTS. The Senior Notes have certain rights as to payment priority pursuant to the Forbearance Agreement. Moreover, approximately $91 million in original face value of the Notes are subordinated to the Senior Notes pursuant to a consent solicitation. The Senior Notes share PARI PASSU with: (i) the $9 million of Notes which did not consent to subordination to the Senior Notes (the "Non-Consenting Noteholders"); and (ii) the GUC. The Notes are not subordinated to the GUC.

                  (c) TREATMENT OF SENIOR NOTES. The consideration for the treatment of the Senior Notes is: (i) the enforcement of the Forbearance Agreement to the extent (and only to the extent) of the validity, allowability and secured status of the Related Party Creditor Claims; (ii) the waiver and/or assignment for the benefit of the holders of the Senior Notes of any and all of Omega's rights under the subordination agreements between Omega and Whitehead and Affiliates to the extent (and only to the extent) of the validity, allowability and secured status of the Related Party Creditor Claims; and (iii) the enforcement of the subordination rights in favor of the holders of the Senior Notes with respect to the Notes that did consent to the subordination of claims. The Senior Notes shall receive a New Note in a principal amount equal to the allowed amount of the Senior Notes (plus postpetition interest), which shall contain the following provisions:

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     1. The Related Party Creditor Claims are as reflected on Unison's books and records. The Related Party Creditors may assert or file claims in larger amounts based on indemnifications or related claims, which will likely be subject to disallowance pursuant to 11 U.S.C. ss. 502(e).

     2. If the IRS claims are determined to be priority tax claims, they will be dealt with pursuant to 11 U.S.C. ss. 1129(a)(c).

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                           (A) It shall be a four (4) year note bearing interest
                  at the rate of 11% per annum,  contain no prepayment  penalty,
                  and  be  issued   pursuant  to  an  indenture  and  containing
                  reasonable and customary terms, provisions and covenants.

                           (B) It shall be secured by a senior lien on the stock
                  and assets of Quest Pharmacies, Inc. and Sunbelt Therapy Management Services, Inc. (the "Subsidiaries.)

                           (C) The New Note will be payable as  follows:  (i) on
                  the Plan effective date, a payment of "Excess Cash" will be made (the "Effective Date Payment"). "Excess Cash" will be cash on hand after payment of administrative expenses (plus any reserve for disputed administrative expenses). Unison shall not be required to access its working capital revolving line of credit to make the Effective Date Payment; (ii) if the Subsidiaries (or their assets) are sold, the proceeds therefrom shall be used to prepay the New Note (the "Subsidiaries Proceeds Payment"); (iii) other than the Effective Date Payment and Subsidiaries Proceeds Payment, interest only for Years 1 and 2; (iv) at the end of Year 3, a principal reduction of $2 million (plus interest); and (v) the New Note will be fully due and payable at the end of Year 4.

                           (D)  The  New  Note  shall  be   guaranteed   by  all
                  affiliates and subsidiaries of Unison other than the Global Master Lessee as defined in the Omega Term Sheet.

                           (E) The note to be given to Omega with respect to the
                  return of the Indiana Returned Facilities as set forth in page 5 of the Omega Term Sheet (the "Indiana Returned Facility Note") shall be treated as follows vis-a-vis the New Note:

                                    (i) If at the end of Year 2, the New Note is
                           not paid down by at least 50% of its principal amount by virtue of the Effective Date Payment, the Subsidiaries Proceeds Payment, or otherwise, and until such time as the New Note is paid in full, the Indiana Returned Facility Note shall share parri passu with the New Note notwithstanding the original amortization of the Indiana Returned Facility Note (the "Sharing Arrangement");

                                    (ii) The Sharing  Arrangement  shall only be
                           applicable as to payment of money and not constitute a sharing or assignment of collateral securing the Indiana Returned Facility Note or the New Note, respectively;

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                                    (iii) The  Sharing  Arrangement  shall  only
                           apply if there is no continuing default by Unison on the obligations under the Plan to Omega;

                                    (iv) Any  principal  deferred on the Indiana
                           Returned Facility Note as a result of the Sharing Arrangement shall bear interest at the rate of 10% per annum from the date of deferral until paid; and

                                    (v)  Notwithstanding  any other provision in
                           the Indiana Returned Facility Note, if the Sharing Arrangement occurs, the deferral of the principal on the Indiana Returned Facility Note shall not be a default under that note or other obligations of Unison to Omega.

                           (F) IMPACT OF OMEGA SUBORDINATION  RIGHTS.  Omega has
                  and asserts rights of subordination as to the claims of Whitehead and Affiliates. On the effective date of the Plan, Omega shall waive and/or assign its subordination rights (without representation or warranty by Omega) only to the extent necessary to give effect to the treatment of the Senior Notes contained herein, and except as those rights relate to amounts owed by Brit II to Brit-Texas which shall be retained by Omega until all obligations owing to Omega with respect to the Brit-Texas facilities are satisfied.

                  (d) TREATMENT OF THE NON-CONSENTING NOTEHOLDERS, NOTES, GUC
                      AND RELATED PARTY CREDITOR CLAIMS.

                           (i) RELATED PARTY CREDITOR CLAIMS.  There are certain
                  affirmative claims and defenses relating to the Related Party Creditor Claims in the nature of preferences (including but not limited to the payment of approximately $9.75 million in January, 1997), breaches of fiduciary duties, fraudulent conveyances, equitable subordination and other related claims, defenses and offsets asserted or assertable by either Unison as a debtor in possession or an appropriate estate representative pursuant to 11 U.S.C. ss. 1123(b)(3)(B) (the "Affirmative Claims And Defenses"). Moreover, the Related Party Creditors assert potential subrogation rights pursuant to 11 U.S.C. ss. 509 with respect to the rights of the Senior Notes as a result of the Payment Priority under the Forbearance Agreement.

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                           (ii)  CLASSIFICATION  OF UNSECURED  CLAIMS.  The Plan
                  will classify the Notes, the Non-Consenting Noteholders, GUC and the Related Party Creditor Claims in a general unsecured claims class, which shall: (A) be paid pursuant to an unsecured note in the amount sufficient to provide PARRI
                  PASSU,   nondiscriminatory   treatment   to   holders  of  the
                  Non-Consenting  Noteholders  and the GUC  VIS-A-VIS the Senior
                  Notes  and  the  Notes   before   taking   into   account  the
                  subordination and other rights under the Forbearance Agreement (if applicable) of the Senior Notes (the "GUC New Note") and
                  (B) be issued New Class A and B Common Stock in Reorganized Unison on the effective date as set forth below.

                           (iii) THE GUC NEW NOTE. The unsecured creditors shall
                  share PRO RATA in the GUC New Note and New Class A (as set forth in (v) below) and B Common Stock.

                           (iv) THE NEW  CLASS B COMMON  STOCK.  The New Class B
                  Common Stock will be issued on the effective date to the holders of allowed unsecured claims on a PRO RATA basis. When issued, it will represent 100% of the primary equity in Reorganized Unison, subject to dilution only by: (A) the Management Incentives (discussed in paragraph 2.5, below); (B) New Class A Common Stock (discussed in subparagraph (v) below); (C) the warrants for existing equityholders (discussed in paragraph 2.6, below); and (D) the Preferred Stock Investment referenced in the Omega Term Sheet.

                           (v) THE NEW  CLASS A COMMON  STOCK.  The New  Class A
                  Common Stock shall be reserved for possible issuance to the Related Party Creditors only upon the conclusion of the Claims Litigation Procedure described in paragraph 2.4, below. If and to the extent issued, the New Class A Common Stock shall represent up to approximately 10% of the equity in Reorganized Unison on a fully diluted basis. If and to the extent issued, the New Class A Common Stock shall have a liquidation preference over the New Class B Common Stock in the amount of the allowed claim subject to a maximum allowed claim of $18 million. Otherwise, it shall have the same voting and other rights as the New Class B Common Stock. The New Class A Common Stock shall be subject to any and all subordination rights of Omega and the holders of the Senior Notes (subject only to paragraph 2.3(c) hereof).

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         2.4 CLAIM LITIGATION PROCEDURE.  The Affirmative Claims And Defenses to
the Related Party Creditor Claims and all other litigation and avoidance claims of the estates shall be subject to post-confirmation litigation pursuant to 11 U.S.C. ss. 1123(b)(3)(B), and shall be assigned to a trust for the benefit of the holders of unsecured claims (the "Trust"). Unison shall fund the Trust with up to $700,000.00 (as provided below) as and for legal fees and costs to offset the costs of litigation of the Affirmative Claims And Defenses. Upon the conclusion of the litigation of the Affirmative Claims And Defenses, the allowed Related Party Creditor Claims (if any) will be paid by the issuance of the New Class A Common Stock described above.

                  (a) TRUST FUNDING. On the effective date of the Plan, Unison shall fund $250,000.00 in cash into the Trust, and shall be obligated to loan up to an additional $450,000.00 as and for legal fees and costs of the Trust (the "Loan"). This $450,000.00 is to be repaid only from affirmative recoveries, if any, as a result of prosecution of the Affirmative Claims and Defenses. If the reasonable and necessary fees and costs of the Trust in pursuing the litigation described herein exceed $700,000.00, such fees and costs shall be paid from monetary recoveries (if any) received by the Trust after repayment of the Loan.

         2.5 MANAGEMENT INCENTIVES AND SEVERANCE.

                  (a) SEVERANCE PACKAGE. The Committee Members and Omega will support Bankruptcy Court approval of the following severance packages for management of Unison as an inducement to remain with Unison during the period from May 28, 1998 (the "Petition Date") through the effective date of the Plan (the "Interim Period"):

                           (i) SENIOR MANAGEMENT. For the five (5) senior management people identified in Attachment "2" attached hereto (the "Severance Schedule") as "Group 1" (the "Senior Management"), and provided they agree to remain with Unison through the Interim Period, a severance package of one (1) year's salary shall (subject to (C) below) be payable in the event of an involuntary termination without cause on or before three (3) months after the Plan effective date.

                                    (A) ROLE OF  POST-EFFECTIVE  DATE BOARD. The
                           board of Reorganized Unison (or such committee of the board as appropriate) will evaluate the Senior Management within three (3) months after the Plan effective date to determine: (1) which members of Senior Management will be given employment contracts on a post-effective date basis (the "New Contracts");
                           (2) the terms of those New Contracts; and (3) the terms of participation in the Options and Cash Bonuses referenced in subparagraphs (b) and (c), below. The New Contracts must be in substantially the same form as the existing employment agreements, at substantially similar compensation terms as currently

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                           existing and contain not less than twelve (12) months
                           severance  (but  specifically  excluding any terms or
                           provisions   contained  in  the  executive  severance
                           agreements dated on or about April 30, 1998).

                                    (B) CERTAIN SPECIFIC PROVISIONS. In addition
                           to the Interim Period severance package for Senior Management discussed above, Mr. Michael Jeffries
                           (CEO) and Mr. James Fields (CFO) shall be reimbursed as part of their Interim Period compensation their closing costs for their homes in Albuquerque, New Mexico (for Mr. Jeffries) and Tucson, Arizona (for Mr. Fields), which shall not exceed $25,000.00 for Mr. Jeffries and $30,000.00 for Mr. Fields (the "Closing Costs Reimbursement").

                                    (C)  NON-PARTICIPATION.  If  any  member  of
                           Senior Management declines to accept an offered New Contract, that individual may be terminated without severance.

                                    (D) WAIVER OF OTHER CLAIMS.  Upon Bankruptcy
                           Court approval of the terms of the Severance Package set forth above, the Senior Management (and each of them) will have waived and released all other claims for severance or other termination payments (whether pursuant to employment agreements, the executive severance agreements dated on or about April 30, 1998 or otherwise) as may have existed prior to the Petition Date other than the Closing Costs Reimbursement, and the terms of severance set forth herein shall supersede and replace, in their entirety, any prepetition severance or termination agreements or arrangements.

                           (ii) MID-LEVEL MANAGEMENT. For the individuals identified in the Severance Schedule as "Group 2" (the
                  "Mid-Level Management"), and provided they agree to remain through the Interim Period, the one (1) year severance provided in their existing employment contracts shall remain in full force and effect, and shall be assumed by Unison (subject to Bankruptcy Court approval), with the following modifications:

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                                    (A) SALE OF QUEST. A  sale  of  Quest
                          Pharmacies, Inc. ("Quest") shall not constitute an involuntary termination for purposes of entitlement to severance for Mr. Wayne Oberfield or Mr.
                          Dan Roberts.

                                    (B) EXPIRATION OF  AGREEMENTS.  No severance
                           payments will be made, and any severance rights shall expire: (1) for Mr. Robert Oberfield, upon the purchase by Unison of the 25% interest in Quest from Mr. Robert Oberfield; and (2) upon the sale of Sunbelt Therapy Management Services, Inc. for Mr. Paul Henderson and Mr. Paige Plash. Otherwise, these individuals shall be treated as the other Mid-Level Management.

                                    (C) WAIVER OF OTHER CLAIMS.  Upon Bankruptcy
                           Court approval of the severance rights for Mid-Level Management set forth above, Mid-Level Management (and each of them) will have waived and released all other claims for severance or any other termination payments (whether contained in employment contracts or otherwise) as may have existed prior to the Petition Date, and the terms of severance set forth herein shall supersede and replace, in their entirety, any prepetition severance or termination agreements or arrangements.

                           (iii) OTHER MANAGEMENT. For the individuals identified in the Severance Schedule as "Group 3" through "Group 6" (the "Other Management"), and provided they agree to remain through the Interim Period, the severance rights they will be entitled to shall be those set forth in the Severance Schedule.

                           (iv) MAINTENANCE OF STATUS QUO. Other than the revisions to severance rights as set forth above, the basic terms of employment of Senior Management, Mid-Level Management and Other Management (such as compensation, insurance and other benefits, etc.) will remain in full force and effect throughout the Interim Period (but specifically excluding April 30, 1998 severance agreements).

                  (b) OPTIONS. The board of Reorganized Unison, within three (3) months of the effective date of the Plan, shall allocate to Senior Management retained under New Contracts options to purchase New Class B Common Stock as follows:

                           (i) EFFECTIVE DATE OPTIONS. Five-year options to purchase up to 3% of the New Class B Common Stock on a fully diluted basis, at a per share exercise price based on a value per share derived from a $65 million equity value subject to adjustment should Unison (on or before the Plan effective date) issue or incur debt more than $3.8 million in addition to that contemplated in this Term Sheet (the "Initial Price"), which shall vest as to 1/3 of the shares on each of the first three anniversaries of the date of issuance.

                           (ii) PERFORMANCE BASED OPTIONS.  Five-year options to
                  purchase up to an additional 2% of the New Class B Common Stock on a fully diluted basis, at a per share exercise price equal to the Initial Price, which shall vest as to 1/3 of the shares on each of the first three anniversaries of the date of issuance, subject to the following additional vesting conditions:

                                    (A) If EBITDA 3 for any fiscal year up to
                           and including the fiscal year ending more than two years after the Plan effective date exceeds the currently projected $13 million (without taking into consideration any obligations under the New Guarantee) by $2 million or more, such options shall vest in full;

                                    (B) If such EBITDA  exceeds  such  currently
                           projected amount by $1 million or more but less than $2 million, such options shall vest ratably in the proportion that such EBITDA in excess of $1 million bears to $1 million; and

                                    (C) Any of  such  options  (including  those
                           issued to Senior Management who are no longer employed at the end of the 2 year measurement period) which do not vest as provided above shall expire.

         All options issued under this subparagraph (b) shall include customary provisions for acceleration of vesting in the event of a change of control of Unison.

----------

     3. For purposes of EBITDA calculations for this subparagraph 2.5(a)(ii) only, the Omega refinance of the so-called Signature loans in the approximate amount of $40 million will be treated as secured debt and not a sale/leaseback consistent with the projections previously circulated.

                  (c) CASH BONUSES. In addition to the foregoing, the board of Reorganized Unison, within six (6) months of the Plan effective date, shall allocate and direct to be paid to Senior Management retained under New Contracts an aggregate cash bonus of $250,000.00, with the terms and conditions for such bonuses (such as performance criteria) to be set by the board of Reorganized Unison.

         2.6 TREATMENT OF EXISTING EQUITY. Subject to the requirements of 11 U.S.C. ss. 1129(b), on the effective date the existing equityholders of Unison shall receive five year warrants to purchase up to five percent (5%) of the New Class B Common Stock at an exercise price of 125% of the Initial Price.

         2.7 SECURITIES REGISTRATION AND LISTING. Unison shall take all actions reasonably required to register the New Class B Common Stock under Section 12 of the Securities Exchange Act of 1934 and to cause the New Class B Common Stock to be listed for trading on a national securities exchange. In addition, there shall be customary registration rights (at Reorganized Unison's expense) for creditors receiving more than 10% of the New Class B Common Stock.

         2.8  IMPLEMENTATION.

                  (a)   CHAPTER  11  PLAN.   All  of  the  basic  terms  of  the
         restructuring set forth herein and the Omega Term Sheet shall be memorialized in a plan of reorganization (the "Plan") that contains no other terms except for terms which are not, individually or in the aggregate, in the reasonable, good faith judgment of Unison, Omega and the Committee Members materially adverse to financial condition, assets or prospects of Reorganized Unison, or in the respective reasonable, good faith judgment of Omega or such Committee Members materially adverse to the value of the consideration contemplated to be received by such creditors hereunder. Subject to the receipt of appropriate disclosure and solicitation materials meeting the requirements of 11 U.S.C. ss. 1125(b), the Committee Members and Omega will support the Plan (including by voting in favor thereof) and confirmation thereof; PROVIDED THAT: (i) the Plan is filed by August 15, 1998; (ii) a disclosure statement with respect thereto is approved by the Bankruptcy Court on or before September 30, 1998; (iii) the Plan is confirmed no later than October 30, 1998; (iv) the Plan becomes effective no later than November 30, 1998 (or such later date as agreed to by Unison, the Committee Members and Omega). The form of confirmation order shall be in form and content approved by the Committee, Unison and Omega.

                  (b) OTHER DOCUMENTS. In addition to the Plan, the other related documents contemplated hereby and by the Omega Term Sheet shall be in form and content reasonably acceptable to Unison, the Committee and Omega, and all parties will use all reasonable efforts to expedite drafting, review, approval and execution of all such documents.

                  (c) EXCLUSIVITY. If Unison has not filed a Plan consistent with the terms and provisions herein on or before September 30, 1998, Unison agrees to a modification of exclusivity pursuant to 11 U.S.C. ss. 1121 for either (or both) the Committee Members, the Committee or Omega provided such request is for modification of exclusivity to file a Plan consistent with the terms of this Agreement. Unison shall support such a Plan.

         2.9 NO PREJUDICE TO OTHER RIGHTS. Notwithstanding any of the foregoing, and except for releases or waivers specifically provided for herein, nothing herein shall be construed as prejudicing or impairing any rights by any of the holders of the Senior Notes, the Notes or Omega as to any person or entity other than Unison. Without limiting the generality of the foregoing, the holders of the Notes and the Senior Notes are not waiving any and all of their separate claims against Unison and each of its subsidiaries which are guarantors under the Notes and the Senior Notes.

         2.10 NO SOLICITATION. The Committee and Omega agree and acknowledge that the negotiations leading up to this Term Sheet and the execution of this Term Sheet do not constitute impermissible solicitations, but are the results of arm's-length, informed negotiations between the creditors.

         2.11  NO  THIRD   PARTY   BENEFICIARIES.   There  are  no  third  party
beneficiaries, express or implied, with respect to this Agreement, including, without limitation, the Related Party Creditors or any holder of a GUC.

         2.12 INUREMENT. This Term Sheet shall bind the parties hereto and, subject to the next sentence, their respective successors and assigns. Nothing in this Term Sheet shall restrict a Committee Member from selling its Notes or Senior Notes to another entity; PROVIDED THAT such purchasing entity agrees in writing to be bound by the terms of this Term Sheet; PROVIDED FURTHER that a Committee Member shall not be required to obtain such an agreement from a purchasing entity and a purchasing entity shall not be bound by the terms of this Term Sheet in the event any of the deadlines set forth in the second sentence of Section 2.8(a) are not satisfied.

         2.13 NAME CHANGE. The "Unison" tradename is currently  licensed,  which
license   shall  expire  in  1999.   Unison  will  change  its  tradename  on  a
postconfirmation basis.

         2.14 COMMITTEE REPRESENTATION. On or before the effective date of the Plan, all reasonable fees and expenses of the Committee and its professionals shall be paid by the debtors as administrative expenses by means of either the payment of fees and costs of an Official Committee of Noteholders (the "Official Committee"), or if such Official Committee is not appointed, as part of the consideration payable to the holders of the Notes and Senior Notes on the Plan effective date. In furtherance of the foregoing, the parties will support the appointment of the Official Committee under 11 U.S. C. ss. 1102(a).

AGREED AND ACCEPTED:

UNISON                                    SQUIRE, SANDERS & DEMPSEY L.L.P.

                                          By
                                            ---------------------------------
                                            Thomas J. Salerno
                                            Attorneys For Unison
                                            Date:
                                                 -----------------------------

                                          GALLAGHER & KENNEDY

                                          By
                                             ---------------------------------
                                            Charles R. Sterbach
                                            Attorneys for the BritWill Entities
                                            Date:
                                                 -----------------------------

COMMITTEE MEMBERS                          MERRILL LYNCH PHOENIX FUND, INC.

                                           By
                                             ---------------------------------
                                           Kevin J. Booth
                                           Its
                                               -------------------------------
                                           Date:
                                                 -----------------------------

                                           CAPITAL RESEARCH AND MANAGEMENT
                                           COMPANY

                                           By
                                             ---------------------------------
                                           David Daigle

                                           Its
                                               -------------------------------
                                           Date:
                                                 -----------------------------

OMEGA                                      DYKEMA, GOSSETT

                                           By
                                             ---------------------------------
                                           Fred J. Fechheimer
                                           Attorneys For Omega

                                           Date:
                                                 -----------------------------

                                                             Date: June 15, 1998

                          UNISON HEALTHCARE CORPORATION

                         SUMMARY OF TERMS FOR CONSENSUAL
                         OMEGA/NOTEHOLDER RESTRUCTURING

CHAPTER 11 FILING             All  terms  set  forth  below  to  be  implemented
                              pursuant to chapter 11 plan of reorganization  for
                              Unison  Healthcare  Corporation  and  each  of its
                              subsidiaries   (collectively,   "Unison"   or  the
                              "Company" and as of the effective date of such plan, "Reorganized Unison"). All plan related documents to be consistent with terms set forth herein and otherwise reasonably acceptable to Omega, Unison and Ad Hoc Committee of Noteholders.


SIGNATURE SALE/LEASEBACK

General Omega to finance Signature facilities as part of a Global Master Lease, which, as described more fully below, will include all other properties operated by Unison.

Purchase Price                Omega  will  purchase  fee  simple  title  to  the
                              Signature Nursing Homes for $40 million,  with the
                              amount of  $500,000  ("Closing  Allowance")  to be
                              deducted  at  closing   (i.e.   resulting  in  net
                              proceeds to the Company of  $39,500,000)  in order
                              to  cover   (irrespective  of  the  actual  amount
                              thereof) any and all  commitment  fees  associated
                              with  transaction,  all past and future legal fees
                              and other costs and expenses owed to Omega and all
                              closing costs for the new  transaction  including,
                              without  limitation,  legal costs, title insurance
                              costs,  transfer  and  recording  taxes,  Phase  I
                              environmental  costs and any other closing  costs,
                              but  excluding  the  security  deposit   discussed
                              below. Company and Omega will seek to minimize the
                              actual out of pocket closing costs of Omega to the
                              extent practicable,  including by seeking an order
                              exempting  payment of recording  taxes pursuant to
                              1146(c) of the Bankruptcy Code.  Signature Nursing
                              Homes  include  Los  Arcos,  Pueblo  Norte and Rio
                              Verde, all in Arizona, and Amberwood,  Brookshire,
                              Christopher,  all  located  in  Colorado,  and The
                              Arbors,  located in  Arizona.  Approximately  $3.2
                              million of proceeds will be utilized to acquire fee simple title to The Arbors (Unison currently leases with an option to purchase).

Rent Rent on the Signature Nursing Homes under the Global Master Lease will commence at 9% (the "Investment Yield") of the purchase price (i.e., $3.6 million) and will increase by 1.425% of the initial rent (i.e., $51,425) each year over the 14 year initial term and over any 14 year renewal lease term. This rent is based on transaction closing on or before November 30, 1998. If later, to the extent yield on U.S. Treasury Notes maturing 14 years after closing (the "Treasury Yield") has increased or decreased from the date of execution of the Unison Term Sheet to which this summary is attached to closing, there will be an appropriate upward/downward adjustment; provided, however, that any upward adjustment will be limited to the increase in the Treasury Yield less 25 basis points (i.e., if the Treasury Yield decreases 30 basis points, the Investment Yield will be 8.7%; if the Treasury Yield increases 20 basis points, the Investment Yield will remain 9%; and if the Treasury Yield increases 30 basis points, the Investment Yield will be 9.05%).

Due Diligence                 Omega's  obligation  to provide new  financing  is
                              contingent   on   satisfactory    due   diligence,
                              appraisals,   engineering  reports,   title  work,
                              surveys  and   environmental   reports  and  board
                              approval.  Omega to use best  efforts to  complete
                              due diligence and obtain board approval  within 21
                              days  from the date of  written  approval  of this
                              Term  Sheet  by  the  Ad  Hoc   Committee  of  the
                              Bondholders and the special committee of the directors of the Company to complete due diligence and obtain third party reports. Unison to fully cooperate in due diligence process and to be responsible for providing surveys.

GLOBAL MASTER LEASE

General One Global Master Lease to cover all Omega properties other than the Indiana Returned Properties and as set forth below with respect to the Brit-Texas Facilities (as defined below).

                              Initial Term of 14 years from closing with one 14 year renewal term. All Security Deposits, including the Signature Nursing Homes, to be three months, with excess, if any, transferred to Company and deficiency, if any, funded by Company. Purchase options and lease renewals to be on global basis.

Lessee Newly created bankruptcy remote entity ("Global Master Lessee"). If licensing problems require more than one lessee and more than one lease, documents will provide Omega, to the extent possible, with the same legal protections as if one Global Master Lessee and one Global Master Lease.

Guarantors                    Unison and any other  direct or indirect  owner of
                              the  Global   Master   Lessee   (other   than  the
                              shareholders of Unison)

Covenants                     Customary    Operating   and   Creditors'   rights
                              covenants,  including  reasonable  limitations  on
                              restricted  payments  to parent,  all to be agreed
                              upon.   Accounts   receivable   borrowing   to  be
                              permitted on Omega Facilities only if the ratio of
                              lessee's  cash  flow  (i.e.,   EBITDARM)  to  debt
                              service   (i.e.,   all  fixed  charges   including
                              estimated   payments   of   accounts    receivable
                              financing)  exceeds  1.55 to 1.00.  Global  Master
                              Lessee to be permitted to finance  equipment  with
                              an annual  lease or finance  payment not to exceed
                              at confirmation the current aggregate amount, with
                              the maximum  aggregate  amount to be reduced  over
                              the next  three  years to an  amount  to be agreed
                              upon by Unison and Omega.  No other  borrowings by
                              Global Master Lessee to be permitted.  Bondholders
                              to  release  any  claims   against  Global  Master
                              Lessee.

Form of Documents             Form of Master  Lease and related  documents to be
                              based on current Omega/BritWill documents, with appropriate adjustments to reflect terms set forth herein.

Prepetition Rent and          All prepetition  rent and mortgage  payments to be
Mortgage Payments             paid.

Treatment of Facilities       Except for 6 Indiana Returned  Facilities (English
                              Estates,  English  Senior,  Capital Care,  Sunset,
                              Lockerbie and Parkview), all existing leases for properties leased from Omega will be reinstated on their current economic terms, including, without limitation, the scheduled rent increases; PROVIDED
                              THAT, as noted under Global Master Lease, initial lease term will be extended to 14 years from closing with one 14 year renewal.

                              INDIANA RETURNED FACILITIES: Indiana Master Lease to be amended to eliminate therefrom the Indiana Returned Facilities. Possession of the Indiana Returned Facilities will be turned over to Omega on the effective date of confirmation pursuant to Bankruptcy Court order in exchange for (i) $1,000,000 in cash and (ii) $3,000,000 conventional promissory note with interest rate of seven percent (7%), fully amortizing over seven
                              (7) year term, guaranteed by BHC and Unison, and secured by all of Omega's current security and any other security which Omega receives as security for obligations under the Global Master Lease and cross defaulted to Global Master Lease. $1 million in cash and $3 million promissory note is partial compensation to Omega for its loss in accepting termination of Indiana Master Lease as to Indiana Returned Facilities. At closing, adjustment will be made among the parties so that rental payments on the Indiana Returned Facilities will be pro forma, based on transfer to Omega as of the later of June 30, 1998 or the last day of a month 45 days after Unison, the Bondholders and Omega jointly petition the bankruptcy court for an order permitting a company designated by Omega to become manager of the Indiana Returned Facilities (the "Pro Forma Date"). Unison and Britwill Indiana will be responsible for all obligations of the Indiana Returned Facilities arising or accrued on or prior to the Pro Forma Date and with all of Omega's security securing such obligations; and Omega will be responsible for all obligations arising or accruing after the Pro Forma Date. To the extent Omega desires Unison to operate the Indiana Returned Facilities for a transition period after June 30, 1998, Unison will do so, for the account of Omega, at a 5% management fee.

Omega Loss                    Bondholders,  Unison and Omega to acknowledge that
                              Omega is incurring substantial loss in taking back
                              Indiana Returned Facilities, and is not waiving rights under Whitehead Guarantee.

Security Omega to receive a security interest in all personal property owned or leased by Global Master Lessee including, without limitation, (i) to the extent permitted by law a security interest in the licenses/permits, and (ii) a subordinated security interest in the accounts of Facilities owned by or mortgaged to Omega, with an intercreditor agreement with the accounts receivable lender reasonably satisfactory to Omega. Omega's interest in leased personal property will be subordinate to Lessor's interest. Accounts receivable lender to advance no more than 85% of eligible accounts receivable (to be defined in a manner reasonably satisfactory to all parties). Omega also to retain existing leasehold mortgages on four Indiana Facilities and other existing security, except security deposits which are dealt with elsewhere.

BRIT-TEXAS FACILITIES

Omega $10.2 Million Loan      Omega  has a $10.2  million  loan  outstanding  to
                              Brit- Texas,  secured by a first  mortgage lien on
                              Colonial Pines, Heritage Oaks and West Place and a
                              first  lien  leasehold  mortgage  on Four  States,
                              South Place and  Texarkana  (those six  Facilities
                              herein    referred    to   as   the    "Brit-Texas
                              Facilities").   The   Brit-Texas   Facilities  are
                              currently leased to Brit II (the  "Brit-Texas/Brit
                              II Lessee").

Treatment if Settlement       Brit-Texas will transfer its fee and leasehold
Reached by Omega with         interests in the Brit-Texas Facilities, free and
Brit-Texas and Mr.            clear of any  claims and  encumbrances  other than
Whitehead                     the  underlying  leases,  to Omega or a subsidiary
                              thereof.  Brit-Texas Facilities will then be added
                              to the  Global  Master  Lease  with  rent and rent
                              increases  to  provide  Omega  with same  payments
                              which Omega is  contractually  entitled to receive
                              under  $10.2  million  Brit-Texas  Loan,  and with
                              Global Master Lessee paying the  underlying  lease
                              payments  on  South  Place,   Texarkana  and  Four
                              States. Brit-Texas/Brit II Lease to be terminated.

Treatment if Settlement       Omega may pursue its claims and remedies against
Brit-Texas                    Brit-Texas and Mr. Whitehead and affiliates (which
and Mr. Whitehead             for purposes of this Term Sheet includes, without
                              limitation,  BritWill Investments Company,  Ltd.).
                              Claims against Mr. Whitehead will include, without
                              limitation,  claims on his Guarantee,  claims that
                              Omega is  entitled  to receive any funds which Mr.
                              Whitehead  or  affiliates  are entitled to receive
                              from    Unison    and   claims   for   fraud   and
                              misrepresentation.  If Omega,  through foreclosure
                              or otherwise,  acquires fee or leasehold  title to
                              the  Brit-Texas  Facilities  they will be added to
                              the Global Master Lease as set forth above.  Omega
                              will retain  benefit of  cross-default  with other
                              Texas leased  facilities until Omega made whole on
                              $10.2  million   mortgage   loan  and   Brit-Texas
                              satisfies Haley loan obligations.

HASMARK FACILITIES            Brit II has subleased  Four States,  Heritage Oaks
                              and  Texarkana  (the  "Hasmark   Facilities")   to
                              Hasmark. Omega will consent to deletion of the Hasmark Facilities from the Brit-Texas/Brit II
                              Lease and from the Global Master Lease upon payment to Omega of $1 million, with a reduction in rent under the Global Master Lease of $120,000 per year.

PREFERRED STOCK INVESTMENT    Omega  will  purchase  $3,000,000  of  convertible
                              preferred stock, paying a cumulative 5% dividend and convertible into 4% of equity of Company at any time for five years on a fully diluted basis.

CORPORATE GOVERNANCE          Directors of Reorganized  Unison to be selected by
                              existing noteholders, and must be satisfactory to Omega.

INSIDER CLAIMS AND            Absent consensual agreement with Messrs. Whitehead
GUARANTEES                    and Kremser,  and their  related  party  entities,
                              Omega, Noteholders and estates to reserve all rights and remedies.

TREATMENT OF EXISTING         Existing  Noteholders  to receive  100% of equity,
NOTEHOLDERS                   other than Omega's preferred stock, in Reorganized
                              Unison  on  effective  date of Plan.  New board to
                              decide on  issuance  of shares  and/or  options to
                              management.   Intercreditor  allocations  and  any
                              other treatments with respect to two senior note issues to be determined.

FEES AND EXPENSES             Fees and expenses of Ad Hoc  Noteholder  Committee
                              to be paid by Company. Fees and expenses of Omega covered by $500,000 Closing Allowance described above.

PLAN IMPLEMENTATION           Under  Chapter 11 plan,  Omega,  Noteholders,  and
                              Unison   and  its   subsidiaries   will  take  all
                              reasonable   actions  necessary  or  desirable  to
                              effectuate  effectiveness  of  Chapter  11 plan as
                              soon  as  practicable,   including  assignment  of
                              claims and rights under prepetition guarantees and
                              subordination  agreements  to  estate  or  special
                              purpose  litigation entity in a manner intended to
                              minimize  any  reserves   that  may  otherwise  be
                              required on  effective  date and  facilitate  post
                              effective  date  litigation.   If  settlement  not
                              reached with Brit-Texas and Mr.  Whitehead,  Omega
                              to  retain  claims  against  Mr.  Whitehead,   and
                              Whitehead related entities,  including prepetition
                              guarantees  and  subordination  agreement,   until
                              Omega made whole on $10.2 million Brit-Texas Loan.

STANDSTILL                    Omega,   Unison,    Unison    subsidiaries,    and
                              Bondholders to standstill in litigation among each
                              other, pending consummation of reorganization. Any
                              non-debtor party may file its proof of claims, and
                              take  other  action   necessary  to  preserve  its
                              claims,  notwithstanding the standstill agreement.
                              Omega free to pursue remedies against Brit-Texas and Mr. Whitehead. Unison and the Bondholders will immediately consent to lifting of stay to permit pursuit of remedies against Brit-Texas, including foreclosure, and Mr. Whitehead. This standstill shall terminate if (i) a Plan incorporating the terms of this Term Sheet is not confirmed by [August 31], 1998, (ii) the parties hereto agree that such a plan cannot be consummated, or (iii)
                              Omega is not paid its monthly rent in full.


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